                           Maverick Tube Corporation
                    Certain Historical Financial Information

Energy:                                                    3/31/00       6/30/00     9/30/00     12/31/00      Total
                                                        ---------------------------------------------------------------

Assumptions:
U.S. Domestic:
        Rig Count                                                  771         845         981        1,076
        Import Market Share (Estimate)                           28.0%       30.7%       30.3%        28.6%
        Inventory Change (Estimate)                            101,000     120,000      81,000       27,500     329,500

     Energy Net Selling Price                               $   612.40   $  631.17   $  673.20    $  684.34
     Total Cost/Ton                                         $   561.12   $  554.01   $  570.81    $  577.07

Canadian:
        Rig Count                                                  480         209         314          375
        Total OCTG Shipments (Estimate)                        196,542     156,638           -            -
        OCTG Import Market Share (Estimate)                      35.0%       39.0%        0.0%         0.0%
        OCTG Inventory Change (Estimate)                        47,654       (840)           -            -

     Energy Net Selling Price                               $   747.34   $  710.55   $  703.97    $  673.51
     Total Cost/Ton                                         $   570.97   $  565.74   $  597.70    $  530.39


     U.S. Domestic Shipments                                    79,948      84,935      92,268       84,459      341,610

     Revenues                                               $   48,960   $  53,608   $  62,115    $  57,804    $ 222,487
     Costs                                                      44,860      47,055      52,668       48,739      193,321
                                                        ----------------------------------------------------------------

     Gross Profit                                           $    4,100   $   6,553   $   9,447    $   9,065    $  29,166
     Gross Profit Margin                                          8.4%       12.2%       15.2%        15.7%        13.1%


     Canadian Shipments                                         81,994      67,253      70,181      105,664      325,092

     Revenues                                               $   58,868   $  47,787   $  49,405    $  71,167    $ 227,227
     Costs                                                      46,816      38,047      41,947       56,043      182,854
                                                        ----------------------------------------------------------------

     Gross Profit                                           $   12,051   $   9,739   $   7,458    $  15,123       44,373
     Gross Profit Margin                                         20.5%       20.4%       15.1%        21.3%        19.5%


     Total Energy Revenues                                  $  107,828   $ 101,395   $ 111,520    $ 128,970    $ 449,714
     Total Energy Costs                                         91,677      85,102      94,615      104,782      376,175
                                                        ----------------------------------------------------------------

     Total Energy Gross Profit                              $   16,152   $  16,293   $  16,906    $  24,189    $  73,538
     Total Energy Gross Profit Margin                            15.0%       16.1%       15.2%        18.8%        16.4%

Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   448.52   $  462.26   $  467.29    $  444.05
     Total Cost Per Ton                                     $   419.83   $  437.92   $  445.79    $  428.88
     DOM Net Selling Price                                  $ 1,081.09   $1,143.23   $  990.35    $  981.98
     Total Cost Per Ton                                     $ 1,249.45   $1,203.21   $1,255.19    $1,420.28

Canadian:
     Industrial Products Net Selling Price                  $   467.62   $  499.22   $  445.74    $  473.58
     Total Cost Per Ton                                     $   459.37   $  399.97   $  449.54    $  496.05


     U.S. Domestic Shipments                                    40,199      35,778      36,115       44,988      157,080

     Revenues                                               $   18,030   $  16,539   $  16,876    $  19,977    $  71,422
     Costs                                                      16,877      15,668      16,100       19,295       67,940
                                                        ----------------------------------------------------------------

     Gross Profit                                           $    1,153   $     871   $     776    $     682    $   3,482
     Gross Profit Margin                                          6.4%        5.3%        4.6%         3.4%         4.9%

     DOM:
     Volume                                                      3,617       4,115       3,652        2,957       14,341

     Revenues                                               $    3,910   $   4,704   $   3,698    $   2,965    $  15,278
     Costs                                                       4,519       4,951       4,584        4,200       18,254
                                                        ----------------------------------------------------------------

     Gross Profit                                           $    (609)   $   (247)   $   (885)    $ (1,235)      (2,976)
     Gross Profit Margin                                        -15.6%       -5.2%      -23.9%       -41.7%       -19.5%


     Canadian Shipments                                         11,760      10,231       9,869        9,144       41,004

     Revenues                                               $    5,499   $   5,107   $   4,399    $   4,331    $  19,337
     Costs                                                       5,402       4,092       4,436        4,236       18,167
                                                        ----------------------------------------------------------------

     Gross Profit                                           $       97   $   1,015   $    (37)    $      95    $   1,170
     Gross Profit Margin                                          1.8%       19.9%       -0.8%         2.2%         6.0%

     Total Industrial Products Tons                             55,576      50,124      49,636       57,089      212,425

     Revenues                                               $   27,439   $  26,350   $  24,974    $  27,273    $ 106,036
     Costs                                                      26,798      24,711      25,120       27,731      104,361
                                                        ----------------------------------------------------------------

     Gross Profit                                           $      641   $   1,639   $   (146)    $   (459)    $   1,675
     Gross Profit Margin                                          2.3%        6.2%       -0.6%        -1.7%         1.6%

Other:
Assumptions:
     Tolling Selling Volume                                      7,907       1,842       5,437       11,258       26,444
     Tolling Net Selling Price                              $   149.55   $  170.20   $  217.76    $  155.77
     Tolling Other Cost/Ton                                 $   113.26   $  149.03   $  143.51    $   92.44

     Revenues                                               $    1,183   $     314   $   1,184    $   1,753    $   4,433
     Costs                                                         896         275         780        1,041        2,991
                                                        ----------------------------------------------------------------

     Gross Profit                                           $      287   $      39   $     404    $     713    $   1,442
     Gross Profit Margin                                         24.3%       12.4%       34.1%        40.6%        32.5%

     Consolidate Net Sales                                  $  136,450   $ 128,059   $ 137,678    $ 157,996    $ 560,183
     Consolidated Gross Profit                                  17,080      17,971      17,163       24,442       76,656
     Consolidated Gross Profit Margin                            12.5%       14.0%       12.5%        15.5%        13.7%

     Start-Up                                                        -           -         615        (348)          267

     Canadian Depreciation                                       1,159       1,145       1,249        1,259        4,812

     Selling, General & Administrative                           5,995       6,453       6,085        6,971       25,505

     Interest Expense (Net)                                        584         790         728        1,023        3,125

     Income (Loss) Before Income Taxes                           9,341       9,584       8,486       15,537       42,948

     Taxes                                                       3,765       3,382       2,757        5,652       15,556

     Tax Effected Transaction Costs                                  -           -       9,436            -        9,436

     Tax Effected Inventory Reserve Adjustments                      -           -       1,391            -        1,391
                                                        ----------------------------------------------------------------

     Net Income                                             $    5,576   $   6,201   $ (5,098)    $   9,885    $  16,565
                                                        ================================================================

     EPS                                                    $     0.16   $    0.18   $  (0.15)    $    0.29    $    0.48
                                                        ================================================================

     Fully Diluted Shares Outstanding                       33,486,696   34,596,811  33,674,011   34,477,166



Energy:                                                    3/31/99       6/30/99     9/30/99     12/31/99     Total
                                                        --------------------------------------------------------------
Assumptions:
U.S. Domestic:
        Rig Count                                                  554         524         649          775
        Import Market Share (Estimate)                            9.2%        8.6%        7.1%        17.0%
        Inventory Change (Estimate)                           (66,000)    (79,377)    (24,000)       15,000   (154,377)

     Energy Net Selling Price                               $   552.36   $  529.37   $  526.07    $  554.64
     Total Cost/Ton                                         $   623.42   $  548.36   $  512.60    $  528.45

Canadian:
        Rig Count                                                  290         104         253          337       246
        Total OCTG Shipments (Estimate)                         80,358      62,611     135,694      184,968   463,632
        OCTG Import Market Share (Estimate)                      26.0%       37.0%       30.0%        40.0%     35.0%
        OCTG Inventory Change (Estimate)                      (24,548)    (25,945)       1,432       54,574     5,512

     Energy Net Selling Price                               $   682.16   $  655.71   $  639.01    $  653.20
     Total Cost/Ton                                         $   578.61   $  559.15   $  550.99    $  538.77


     U.S. Domestic Shipments                                    30,243      47,413      66,662       89,450   233,768

     Revenues                                               $   16,705   $  25,099   $  35,069    $  49,612  $126,485
     Costs                                                      18,854      25,999      34,171       47,270   126,294
                                                        --------------------------------------------------------------

     Gross Profit                                           $  (2,149)   $   (900)   $     898    $   2,342  $    191
     Gross Profit Margin                                        -12.9%       -3.6%        2.6%         4.7%      0.2%


     Canadian Shipments                                         35,751      22,891      47,022       82,425   188,089

     Revenues                                               $   24,388   $  15,010   $  30,048    $  53,840  $123,285
     Costs                                                      20,686      12,800      25,909       44,408   103,802
                                                        --------------------------------------------------------------

     Gross Profit                                           $    3,702   $   2,210   $   4,139    $   9,432  $ 19,483
     Gross Profit Margin                                         15.2%       14.7%       13.8%        17.5%     15.8%


     Total Energy Revenues                                  $   41,093   $  40,109   $  65,116    $ 103,452  $249,770
     Total Energy Costs                                         39,540      38,799      60,080       91,678   230,097
                                                        --------------------------------------------------------------

     Total Energy Gross Profit                              $    1,553   $   1,310   $   5,037    $  11,774  $ 19,673
     Total Energy Gross Profit Margin                             3.8%        3.3%        7.7%        11.4%      7.9%


Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   433.35   $  418.92   $  437.57    $  436.67
     Total Cost Per Ton                                     $   399.11   $  381.93   $  395.42    $  414.07
     DOM Net Selling Price                                  $        -   $       -   $       -    $1,156.92
     Total Cost Per Ton                                     $        -   $       -   $       -    $1,610.65

Canadian:
     Industrial Products Net Selling Price                  $   477.55   $  462.48   $  450.11    $  456.95
     Total Cost Per Ton                                     $   475.03   $  455.28   $  472.03    $  438.02


     U.S. Domestic Shipments                                    37,829      37,131      37,804       40,351   153,115

     Revenues                                               $   16,393   $  15,555   $  16,542    $  17,620  $ 66,110
     Costs                                                      15,098      14,181      14,948       16,708    60,936
                                                        --------------------------------------------------------------

     Gross Profit                                           $    1,295   $   1,373   $   1,593    $     912  $  5,175
     Gross Profit Margin                                          7.9%        8.8%        9.6%         5.2%      7.8%

     DOM:
     Volume                                                          -           -           -        2,365     2,365

     Revenues                                               $        -   $       -   $       -    $   2,736  $  2,736
     Costs                                                           -           -           -        3,809     3,809
                                                        --------------------------------------------------------------

     Gross Profit                                           $        -   $       -   $       -    $ (1,073)  $(1,073)
     Gross Profit Margin                                          0.0%        0.0%        0.0%       -39.2%    -39.2%


     Canadian Shipments                                          5,723       8,624      12,329       11,457    38,133

     Revenues                                               $    2,733   $   3,989   $   5,550    $   5,235  $ 17,507
     Costs                                                       2,719       3,926       5,820        5,018    17,483
                                                        --------------------------------------------------------------

     Gross Profit                                           $       15   $      63   $   (270)    $     217  $     24
     Gross Profit Margin                                          0.5%        1.6%       -4.9%         4.1%      0.1%

     Total Industrial Products Tons                             43,552      45,755      50,133       54,173   193,613

     Revenues                                               $   19,127   $  19,544   $  22,092    $  25,592  $ 86,353
     Costs                                                      17,816      18,108      20,768       25,536    82,228
                                                        --------------------------------------------------------------

     Gross Profit                                           $    1,310   $   1,436   $   1,323    $      56  $  4,126
     Gross Profit Margin                                          6.9%        7.3%        6.0%         0.2%      4.8%


Other:
Assumptions:
     Tolling Selling Volume                                          -           -       3,642        5,984     9,626
     Tolling Net Selling Price                              $        -   $       -   $  148.65    $  144.44
     Tolling Other Cost/Ton                                 $        -   $       -   $  115.74    $  114.83

     Revenues                                               $      (2)   $       -   $     541    $     864  $  1,403
     Costs                                                       (189)           -         422          687       920
                                                        --------------------------------------------------------------

     Gross Profit                                          $       186   $       -   $     120    $     177  $    484
     Gross Profit Margin                                      -7616.8%        0.0%       22.1%        20.5%     34.5%

     Consolidated Net Sales                                 $   60,217   $  59,652   $  87,749    $ 129,908  $337,527
     Consolidated Gross Profit                                   3,049       2,746       6,480       12,007    24,282
     Consolidated Gross Profit Margin                             5.1%        4.6%        7.4%         9.2%      7.2%

     Start-Up                                                    1,231         826         967            1     3,024

     Canadian Depreciation                                         629       1,108       1,124        1,211     4,072

     Selling, General & Administrative                           5,322       4,995       5,127        7,232    22,676

     Interest Expense (Net)                                        433         447         601          257     1,738

     Income (Loss) Before Income Taxes                          (4,565)     (4,629)     (1,339)       3,306   (7,227)

     Taxes                                                      (1,497)     (1,309)        103        1,743     (960)

     Tax Effected Transaction Costs                                  -           -           -            -         -

     Tax Effected Inventory Reserve Adjustments                      -           -           -            -         -
                                                        --------------------------------------------------------------

     Net Income                                             $  (3,068)   $ (3,320)   $ (1,442)    $   1,563  $(6,268)
                                                        ==============================================================

     EPS                                                    $   (0.10)   $  (0.11)   $  (0.05)    $    0.05  $ (0.21)
                                                        ==============================================================

     Fully Diluted Shares Outstanding                       31,159,971   31,159,971  31,160,536   34,248,990



Energy:                                                    3/31/98       6/30/98     9/30/98     12/31/98     Total
                                                        --------------------------------------------------------------

Assumptions:
U.S. Domestic:
        Rig Count                                                  968         864         796          692
        Import Market Share (Estimate)                           19.9%       17.5%       21.3%        11.3%
        Inventory Change (Estimate)                             65,000      83,343    (70,000)    (153,000)  (74,657)

     Energy Net Selling Price                               $   719.97    $ 708.42    $ 662.05    $  614.95
     Total Cost/Ton                                         $   617.11    $ 636.79    $ 632.95    $  637.22

Canadian:
        Rig Count                                                  459         174         205          201       259.75
        Total OCTG Shipments (Estimate)                        222,997     102,515      97,003       84,106   506,622
        OCTG Import Market Share (Estimate)                      34.0%       32.0%       31.0%        23.0%     31.0%
        OCTG Inventory Change (Estimate)                        64,454       2,197    (26,636)     (16,140)    22,993

     Energy Net Selling Price                               $   774.31    $ 762.86    $ 716.06    $  684.78
     Total Cost/Ton                                         $   617.46    $ 591.29    $ 568.46    $  561.67


     U.S. Domestic Shipments                                    69,045      51,849      47,587       40,640   209,121

     Revenues                                               $   49,710    $ 36,731    $ 31,505    $  24,992  $142,937
     Costs                                                      42,609      33,017      30,120       25,897   131,643
                                                        --------------------------------------------------------------

     Gross Profit                                           $    7,102    $  3,714    $  1,384    $   (905)  $ 11,295
     Gross Profit Margin                                         14.3%       10.1%        4.4%        -3.6%      7.9%


     Canadian Shipments                                         52,139      25,784      28,100       36,255   142,278

     Revenues                                               $   40,372    $ 19,670    $ 20,121    $  24,827  $104,989
     Costs                                                      32,194      15,246      15,974       20,363    83,777
                                                        --------------------------------------------------------------

     Gross Profit                                           $    8,178    $  4,424    $  4,148    $   4,464  $ 21,213
     Gross Profit Margin                                         20.3%       22.5%       20.6%        18.0%     20.2%


     Total Energy Revenues                                  $   90,082    $ 56,400    $ 51,626    $  49,818  $247,927
     Total Energy Costs                                         74,802      48,263      46,094       46,260   215,419
                                                        --------------------------------------------------------------

     Total Energy Gross Profit                              $   15,280    $  8,138    $  5,532    $   3,558  $ 32,508
     Total Energy Gross Profit Margin                            17.0%       14.4%       10.7%         7.1%     13.1%


Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   494.04    $ 482.79    $ 477.98    $  458.79
     Total Cost Per Ton                                     $   417.55    $ 435.21    $ 427.11    $  413.43
     DOM Net Selling Price                                  $       -     $     -     $     -     $      -
     Total Cost Per Ton                                     $       -     $     -     $     -     $      -

Canadian:
     Industrial Products Net Selling Price                  $   599.99    $ 556.56    $ 502.30    $  487.07
     Total Cost Per Ton                                     $   591.15    $ 559.21    $ 540.40    $  497.64


     U.S. Domestic Shipments                                    42,178      41,134      42,319       35,511   161,142

     Revenues                                               $   20,838    $ 19,859    $ 20,268    $  16,332  $ 77,297
     Costs                                                      17,612      17,902      18,075       14,681    68,269
                                                        --------------------------------------------------------------

     Gross Profit                                           $    3,227    $  1,957    $  2,193    $   1,651  $  9,028
     Gross Profit Margin                                         15.5%        9.9%       10.8%        10.1%     11.7%

     DOM:
     Volume                                                          -           -           -            -         -

     Revenues                                               $        -    $      -    $      -    $       -  $      -
     Costs                                                           -           -           -            -         -
                                                        --------------------------------------------------------------

     Gross Profit                                           $       -     $     -     $     -     $       -  $      -
     Gross Profit Margin                                          0.0%        0.0%        0.0%         0.0%      0.0%


     Canadian Shipments                                          5,409       5,333       4,814        5,735    21,291

     Revenues                                               $    3,245    $  2,968    $  2,418    $   2,794  $ 11,425
     Costs                                                       3,198       2,982       2,601        2,854    11,635
                                                        --------------------------------------------------------------

     Gross Profit                                           $       48    $   (14)    $  (183)    $    (60)  $  (210)
     Gross Profit Margin                                          1.5%       -0.5%       -7.6%        -2.2%     -1.8%

     Total Industrial Products Tons                             47,587      46,467      47,133       41,246   182,433

     Revenues                                               $   24,083    $ 22,827    $ 22,686    $  19,126  $ 88,722
     Costs                                                      20,809      20,884      20,676       17,535    79,905
                                                        --------------------------------------------------------------

     Gross Profit                                           $    3,274    $  1,943    $  2,010    $   1,590  $  8,818
     Gross Profit Margin                                         13.6%        8.5%        8.9%         8.3%      9.9%


Other:
Assumptions:
     Tolling Selling Volume                                      8,892       3,516       2,804        2,339    17,551
     Tolling Net Selling Price                              $   149.01    $ 157.11    $ 146.11    $  154.35
     Tolling Other Cost/Ton                                 $   109.99    $ 131.03    $ 120.95    $  114.97

     Revenues                                               $    1,325    $    552    $    410    $     361  $  2,648
     Costs                                                         978         461         339          269     2,047
                                                        --------------------------------------------------------------

     Gross Profit                                           $      347    $     92    $     71    $      92  $    601
     Gross Profit Margin                                         26.2%       16.6%       17.2%        25.5%     22.7%

     Consolidated Net Sales                                 $  115,490    $ 79,780    $ 74,722    $  69,305  $339,297
     Consolidated Gross Profit                                  18,901      10,172       7,613        5,241    41,927
     Consolidated Gross Profit Margin                            16.4%       12.8%       10.2%         7.6%     12.4%

     Start-Up                                                        -           -           -        1,465     1,465

     Canadian Depreciation                                         621         601         546          614     2,383

     Selling, General & Administrative                           4,287       4,675       6,847        4,672    20,482

     Interest Expense (Net)                                        153         459         515          411     1,537

     Income (Loss) Before Taxes                                  4,892       4,437       (295)      (1,921)    16,060

     Taxes                                                       4,892       1,529       (394)        (331)     5,696

     Tax Effected Transaction Costs                                  -           -           -            -         -

     Tax Effected Inventory Reserve Adjustments                      -           -           -            -         -
                                                        --------------------------------------------------------------

     Net Income                                             $    8,948    $  2,907    $     99    $ (1,590)    $10,364
                                                        ==============================================================

     EPS                                                    $     0.28    $   0.09    $   0.00    $  (0.05)    $  0.33
                                                        ==============================================================

     Fully Diluted Shares Outstanding                       31,678,128    31,632,488  31,399,074  31,159,971



Energy:                                                    3/31/97       6/30/97     9/30/97     12/31/97     Total
                                                        --------------------------------------------------------------
Assumptions:
U.S. Domestic:
        Rig Count                                                  853         933         992          997
        Import Market Share (Estimate)                           19.4%       17.4%       19.5%        18.9%
        Inventory Change (Estimate)                             72,000     173,000      35,000       69,000   349,000

     Energy Net Selling Price                               $   658.14   $  670.46   $  691.03    $  705.75
     Total Cost/Ton                                         $   582.52   $  579.68   $  564.37    $  590.42

Canadian:
        Rig Count                                                  395         255         398          451    374.75
        Total OCTG Shipments (Estimate)                        196,211     148,812     212,746      251,327   809,096
        OCTG Import Market Share (Estimate)                      31.0%       24.0%       23.0%        32.0%     28.0%
        OCTG Inventory Change (Estimate)                         2,315      21,495       3,638       37,148    62,281

     Energy Net Selling Price                               $   775.53   $  760.00   $  763.17    $  755.87
     Total Cost/Ton                                         $   596.52   $  591.61   $  594.74    $  580.53


     U.S. Domestic Shipments                                    75,090      85,569      96,918       94,767   352,344

     Revenues                                               $   49,418   $  57,370   $  66,973    $  66,882  $240,644
     Costs                                                      43,741      49,603      54,698       55,952   203,994
                                                        --------------------------------------------------------------

     Gross Profit                                           $    5,677   $   7,768   $  12,275    $  10,930  $ 36,650
     Gross Profit Margin                                         11.5%       13.5%       18.3%        16.3%     15.2%


     Canadian Shipments                                         78,017      63,949      72,687       86,271   300,924

     Revenues                                               $   60,505   $  48,601   $  55,473    $  65,210  $229,788
     Costs                                                      46,539      37,833      43,230       50,083   177,685
                                                        --------------------------------------------------------------

     Gross Profit                                           $   13,966   $  10,768   $  12,243    $  15,127  $ 52,104
     Gross Profit Margin                                         23.1%       22.2%       22.1%        23.2%     22.7%


     Total Energy Revenues                                  $  109,923   $ 105,971   $ 122,446    $ 132,092  $470,432
     Total Energy Costs                                         90,280      87,436      97,927      106,035   381,678
                                                        --------------------------------------------------------------

     Total Energy Gross Profit                              $   19,642   $  18,536   $  24,518    $  26,057  $ 88,754
     Total Energy Gross Profit Margin                            17.9%       17.5%       20.0%        19.7%     18.9%


Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   496.67   $  500.52   $  497.34    $  498.19
     Total Cost Per Ton                                     $   439.04   $  441.89   $  447.56    $  425.91
     DOM Net Selling Price                                  $        -   $       -   $       -    $       -
     Total Cost Per Ton                                     $        -   $       -   $       -    $       -

Canadian:
     Industrial Products Net Selling Price                  $   659.27   $  643.69   $  639.00    $  586.65
     Total Cost Per Ton                                     $   564.99   $  596.69   $  550.81    $  504.02


     U.S. Domestic Shipments                                    34,972      34,561      36,813       39,342   145,688

     Revenues                                               $   17,370   $  17,298   $  18,308    $  19,600  $ 72,577
     Costs                                                      15,354      15,272      16,476       16,756    63,858
                                                        --------------------------------------------------------------

     Gross Profit                                           $    2,016   $   2,026   $   1,833    $   2,844  $  8,718
     Gross Profit Margin                                         11.6%       11.7%       10.0%        14.5%     12.0%

     DOM:
     Volume                                                          -           -           -            -         -

     Revenues                                               $        -   $       -   $       -    $       -      $  -
     Costs                                                           -           -           -            -         -
                                                        --------------------------------------------------------------

     Gross Profit                                           $        -   $       -   $       -    $       -      $  -
     Gross Profit Margin                                          0.0%        0.0%        0.0%         0.0%      0.0%


     Canadian Shipments                                          7,636       7,648       6,826        6,038    28,148

     Revenues                                               $    5,034   $   4,923   $   4,362    $   3,542  $ 17,861
     Costs                                                       4,314       4,563       3,760        3,043    15,681
                                                        --------------------------------------------------------------

     Gross Profit                                           $      720   $     359   $     602    $     499  $  2,180
     Gross Profit Margin                                         14.3%        7.3%       13.8%        14.1%     12.2%

     Total Industrial Products Tons                             42,608      42,209      43,639       45,380   173,836

     Revenues                                               $   22,404   $  22,221   $  22,670    $  23,142  $ 90,437
     Costs                                                      19,668      19,836      20,236       19,799    79,539
                                                        --------------------------------------------------------------

     Gross Profit                                           $    2,735   $   2,386   $   2,435    $   3,343  $ 10,898
     Gross Profit Margin                                         12.2%       10.7%       10.7%        14.4%     12.1%


Other:
Assumptions:
     Tolling Selling Volume                                     11,546       5,358      12,024       14,029    42,957
     Tolling Net Selling Price                              $   161.00   $  163.18   $  152.95    $  144.07
     Tolling Other Cost/Ton                                 $    96.10   $  103.39   $   98.21    $   82.61

     Revenues                                               $    1,859   $     874   $   1,839    $   2,021  $  6,594
     Costs                                                       1,110         554       1,181        1,159     4,003
                                                        --------------------------------------------------------------

     Gross Profit                                           $      749   $     320   $     658    $     862  $  2,590
     Gross Profit Margin                                         40.3%       36.6%       35.8%        42.7%     39.3%

     Consolidated Gross Profit                              $   23,127   $  21,242   $  27,611    $  30,262  $102,242
     Consolidated Gross Profit Margin                            17.2%       16.5%       18.8%        19.2%     18.0%

     Start-Up                                                        -           -           -            -         -

     Canadian Depreciation                                         682         691         689          693     2,755

     Selling, General & Administrative                           4,546       4,918       6,225        4,593    20,281

     Interest Expense (Net)                                        376         372         431          192     1,372

     Taxes                                                       6,097       5,329       7,655        8,990    28,072

     Tax Effected Transaction Costs                                  -           -           -            -         -

     Tax Effected Inventory Reserve Adjustments                      -           -           -            -         -
                                                        --------------------------------------------------------------

     Net Income                                             $   11,426   $   9,931   $  12,611    $  15,794  $ 49,763
                                                        ==============================================================

     EPS                                                    $     0.37   $    0.32   $    0.40    $    0.50  $   1.58
                                                        ==============================================================

     Fully Diluted Shares Outstanding                       31,026,716  31,393,506  31,538,496   31,856,310


     This historical financial information is for analytical purposes only.
     The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis
     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis
     o Canadian depreciation is presented separately instead of included in gross profit
